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                                   EXHIBIT 5

                       FORM OF APPLICATION (A1673-8200)


                                      37
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
[_]        APPLICATION FOR A                                                        APPLICATION
[_]    VARIABLE ANNUITY (PART 1)

       TO MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
               SPRINGFIELD, MASSACHUSETTS 6XXXX
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SECTION A -- Complete this Section for ALL cases
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 1. The annuity applied for will depend on the investment performance of Massachusetts Mutual Variable Annuity
    Separate Account 2. All payments and values which are based on the investment performance of this Account are not guaranteed as to dollar amount.
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 2. Purchaser's
    Full Name (Print)
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 3. Purchaser's                 Street & No.                  City                State               ZIP
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    Address
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Proposed Annuitant
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 4. Annuitant's              First Name              Middle Name or Names              Last Name
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    Full Name (Print)           John                         A.                           Doe
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 5. Date of Birth: Month 2 Day      Year 47      6. Citizen of U.S.A. [_] YES: [_] NO:   What country?
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 7. Sex  [X] M  [_] F      8.  Birthplace:                       9.  Social Security No. | | | | | | | | | | |
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10. Annuitant's                Street & No.            City          State         ZIP
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    Residence
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11. (a) First Payment due on Contract Date   $1200.00        (b) Deduct any Rider Premiums from First Payments
                                             --------            and from Normal Payments on Frequency Elected
        Normal Payments on Frequency Elected $1200.00            [_] Yes  [_] No
                                             --------
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12. Purchase Payment Allocation:  (a) [X] Equity Division       50 %      (c) [_] Managed Bond Division 25 %
                                                               -----                                   -----
                                  (b) [X] Money Market Division 25 %
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13. Frequency of Normal Payments and Rider Premiums:
                      Type:
    [X] Annual            [X] Regular         [_] Monthly Invoice
    [_] Semiannual        [_] Invoice         [_] Triple M
    [_] Quantity
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14. RIDERS -- [_] Disability Waiver    [_]
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15. (a) Contract to be dated Feb 15, 1982
                            ---------------
    (b) Maturity Date Feb 15, 2012     OR Contract Anniversary Date nearest age            .
                     ------------------                                         -----------
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16. OWNER                                              17. BENEFICIARY (Print full name and relationship to
    [X] Annuitant    [_] Purchaser    [_] Other (Print     Annuitant)
    full name, address and relationship to Annuitant)      Mary C. Doe, wife


                                                           If two or more persons are the beneficiaries in any
                                                           class, payment shall be made to them equally or to
                                                           the survivor(s), unless otherwise requested.
Owner's Tax Identification # _________________________     If there is no beneficiary entitled to payment when a
If the last owner is other than the Annuitant, and if      death benefit is payable, payment will be made to the
all owners are dead and that Annuitant is living, the      estate of whichever of the Annuitant and all
Owner shall be that Annuitant, unless otherwise            beneficiaries is the last to die, unless otherwise
requested.                                                 requested.
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                                                                          Page 2
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 SECTION A - (Continued)
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18. Will the contract now being applied for replace or change, or is it intended to replace or change, any insurance or annuity, in whole or in part, issued by this or any other Company?

    [_] Yes  [_] No If "Yes", give details in #21.
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19. Are funds from any annuity or life insurance in this or any other company being used in the purchase of this contract?

    [_] Yes  [_] No If "Yes", give details in #21.
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20. Amount paid, if any $  1200.00         Date paid  2-13-82
                         ------------                ----------
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21. REMARKS AND SPECIAL REQUESTS



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SECTION B - Complete this section only IF EVIDENCE OF INSURABILITY IS REQUIRED
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22. Occupation of Proposed Annuitant.
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23. Within the last 3 years has he/she been, or does he/she now plan to become a pilot, student pilot or crew member of any type of aircraft? If "Yes",
    Aviation Supplement to be completed.                          [_] Yes [_] No
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24. Within the last 3 years has he/she taken part in underwater diving, hang gliding, para sailing, para kiting, parachuting, skydiving or mountain climbing or racing by automobile, motorcycle, motorboat or snowmobile?
                                                                  [_] Yes [_] No
    Does he/she now plan to take part in any of these activities? [_] Yes [_] No If "Yes", Avocation Supplement to be completed.
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    If a separate Part 2 is now being submitted, omit #25 through #29. For "Yes"
    answers, explain in #30.
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25. Height in shoes       Weight in clothing        .
                   ------                   --------
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26. Is there now, or within the last year has he/she had, any known indication of, or been told by any physician, psychologist or other practitioner of the healing arts that he/she had any illness, sickness, injury or impairment of
    health?                                                       [_] Yes [_] No
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27. Within the last year has he/she had advice from or attendance or treatment by any physician, psychologist or other practitioner of the healing arts?
                                                                  [_] Yes [_] No
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28. Within the last 10 years has he/she applied for either life or health insurance and been declined, postponed or had insurance modified as to
    amount or rate? If "Yes", give reasons in #30.                [_] Yes [_] No
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29. Within the last year has he/she been examined for insurance purposes, or is he/she now applying to any other company for insurance or reinstatement?
                                                                  [_] Yes [_] No
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30. Explanatory Details for "Yes" answers. (For medical histories, include nature of ailment, date, duration and names and addresses of attending physicians.)



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SECTION C -- STATEMENT OF SUITABILITY OF VARIABLE ANNUITY CONTRACT
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Massachusetts Mutual Life Insurance Company is required to make inquiries as to the Annuitant's financial condition so that an informed judgement can be made as to the suitability of a variable annuity for the Annuitant's purpose. It is urged that this Section be completed. If it is not, the following entry must be checked.
[X] The undersigned prefer(s) not to disclose the information requested in this
    Section.
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31. FAMILY MEMBERS OR DEPENDENTS (Give name, relationship, date of birth.)



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32. What is the Annuitant's:
   A. Annual earned income after deduction
      for business expenses other than taxes?  $
   B. Annual income from other sources?         ---------
      Give amount and describe source.         $
                                                ---------
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33. OTHER FAMILY ASSETS
     Real Estate                            $
                                             ---------
     Net Business Worth                     $
                                             ---------
     Stocks (Including Mutual Fund Shares)  $
                                             ---------
     Bonds (Including Savings Bonds)        $
                                             ---------
     Bank Accounts                          $
                                             ---------
     Other Assets                           $
                                             ---------
     Total                                  $
                                             ---------
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34. INCOME OF OTHER FAMILY MEMBERS (Amount and Source)



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                                                                          Page 3

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SECTION C -- (Continued)
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35.  Total amount of insurance now in force
     on life of the Annuitant                                    $
                                                                  --------------

     How much of this total is in group
     term insurance?                                             $
                                                                  --------------
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36.  Will the annuitant be eligible for Social Security Retirement Benefits?
                                                                 [_] Yes [_]  No
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37.  ANNUITANT'S OTHER ANTICIPATED RETIREMENT INCOME (Include annuities and pension plans. Indicate whether fixed, variable or combinations.)


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AGREEMENT AND SIGNATURE SECTION
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The person(s) signing below agree that:

THE APPLICATION -- This is Part 1 of an application for a variable annuity. This application also includes any Part 2 that may be required and any amendments or supplements to either Part. To the best of the knowledge and belief of the person(s) signing below, all statements in this application are complete and true and were correctly recorded. Each person signing below adopts all the statements made in the application and agrees to be bound by them.

LIABILITY OF COMPANY -- If any rider(s) are applied for, the first purchase payment for the contract and first premium for the rider(s) may be paid to the Company's agent in exchange for a Conditional Receipt signed by that agent. If this is done the Company shall be liable under the rider(s) only as set forth in that Receipt. If the first purchase payment and premium arc not paid, the Company shall have no liability under the rider(s) unless and until:
     . The application has been approved by the Company at its Home Office; and . The first purchase payment and premium have been paid during the lifetime of the Annuitant; and
     . The contract has been delivered to the person named as owner in the contract; and
     . At the time of payment and delivery all statements in the application are complete and true as though they were made at that time.
If any of these conditions is not met, the contract and rider(s) applied for shall not take effect.

AUTHORITY OF AGENTS -- No agent of the Company can change the terms of this application or any contract issued by he Company. No agent can waive any of the Company's rights or requirements, or extend the time for any premium payment.

CHANGES AND CORRECTIONS -- Any change or correction of the application will be shown on an Amendment of Application attached to the contract. Acceptance of any contract issued shall be acceptance of any change or correction of the application made by the Company. However, any correction or change of amount, classification, or plan of annuity or riders must be agreed to in writing.

The undersigned has (have) received Prospectuses for the contract being applied for and understand(s) that all payments and values which are based on the investment performance of the Separate Account are variable and not guaranteed as to dollar amount.
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            SPECIMEN
          (John A. Doe)
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        Proposed Annuitant          Purchaser (If other than Proposed Annuitant)


Signed at       Springfield              MA                  on   2-13-82
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                   City                State                          Date

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Address for          The same as [_] #3; [_] #10? Otherwise, complete next 3
                     lines (Print)
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all mail including   Name
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billing notices:     Street & No.
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                     City                          State           ZIP
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            Richard Roe                                 John Q. Agent
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  General Agent submitting application         Signature of Agent who actually
                                                 solicited this application
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